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                                AMENDMENT TO THE

                           MASTER SERVICING AGREEMENT



                                      among




                          PECO ENERGY TRANSITION TRUST,
                             the other Issuers from
                            time to time party hereto



                                       and


                               PECO ENERGY COMPANY


                                    Servicer



                           Dated as of March 25, 1999,
                             as amended and restated
                               as of March 1, 2001







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                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

SECTION 1.  Definitions.....................................................1

SECTION 2.  Amendment of Existing Agreement.................................1

SECTION 3.  Separate Counterparts...........................................2

SECTION 4.  Separate Counterparts...........................................2

SECTION 5.  Governing Law...................................................2

SECTION 6.  Limitation of Liability of Trustee. ............................3




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                           AMENDMENT dated as of March 1, 2001 to the MASTER
                  SERVICING AGREEMENT dated as of March 25, 1999, as amended and restated as of May 2, 2000 (the "Existing Agreement"), among PECO ENERGY TRANSITION TRUST, a Delaware business trust (the "First Issuer"), the other Issuers from time to time party hereto (together with the First Issuer, the "Issuers"), and PECO ENERGY COMPANY, a Pennsylvania corporation, as the servicer of the Intangible Transition Property (together with each successor to PECO ENERGY COMPANY (in the same capacity) pursuant to Section 5.03 or 6.02 of the Existing Agreement, the "Servicer").


                  WHEREAS the First Issuer and the Servicer desire to amend the Existing Agreement in connection with the issuance by the First Issuer of the Series 2001-A Transition Bonds.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

                  SECTION 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Existing Agreement.

                  SECTION 2. Amendment of Existing Agreement. The first two sentences of Section 5.01 of the Existing Agreement are hereby amended to read in their entirety as follows:

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         "The Servicer makes the following representations and warranties as of each Transfer Date and as of any other date on which any Issuer issues any Series of Transition Bonds, on which the Issuers have relied and will rely in acquiring Serviced Intangible Transition Property and issuing any Series of Transition Bonds. The representations and warranties shall survive the sale of any of the Serviced Intangible Transition Property to any Issuer and the pledge thereof to any Bond Trustee pursuant to any Indenture and the issuance by any Issuer of any Series of Transition Bonds."

                  SECTION 3. Agreement. Except as specifically amended hereby, the Existing Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. On and after the date hereof, any reference to the Existing Agreement shall mean the Existing Agreement as amended hereby.

                  SECTION 4. Separate Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 5. Governing Law. This Amendment shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.


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                  SECTION 6. Limitation of Liability of Trustee. Notwithstanding
anything contained herein to the contrary, this Amendment has been countersigned by First Union Trust Company, National Association, not in its individual capacity but solely in its capacity as trustee of the First Issuer and in no event shall First Union Trust Company, National Association, in its individual capacity have any liability for warranties, covenants, agreements or other obligations of the First Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the First Issuer. For all purposes of this
Amendment, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the First Issuer hereunder, First Union Trust Company, National Association, shall be subject to, and entitled to the benefits of, the applicable terms and provisions of the Formation Documents relating to the First Issuer.
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective officers as of the day and year first above written.

                                        PECO ENERGY TRANSITION TRUST,

                                          by First Union Trust Company,
                                             National Association, not in
                                             its individual capacity but
                                             solely as Issuer Trustee on
                                             behalf of PECO Energy
                                             Transition Trust,

                                          by /s/ Michael W. Orendorf
                                             -----------------------------------
                                             Title: Vice President


                                        PECO ENERGY COMPANY, Servicer,

                                          by /s/ J. Barry Mitchell
                                             -----------------------------------
                                             Title: Vice President and Treasurer

Acknowledged, Accepted and
Consented to:

THE BANK OF NEW YORK, not
in its individual capacity
but solely as Bond Trustee
on behalf of the Holders of
Transition Bonds issued by
the First Issuer,

  by /s/ Thomas J. Provenzano
    -------------------------------
    Title: Vice President